                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)
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
               Delaware                               333-106925                            74-2440850
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)

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
                        745 Seventh Avenue, 7th Floor
                             New York, New York                                               10019
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                  (Address of principal executive offices)                                   Zip Code
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           Registrant's telephone, including area code: (212) 526-7000

                                    No Change

--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,161,891,100.00 in aggregate principal amount Class 1-A, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class 6-A, Class 6-AX, Class B1-I, Class B1X-I, Class B2-I, Class B2X-I, Class B1-II, Class B1X-II, Class B2-II, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1 on January 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 27, 2004, as supplemented by the Prospectus Supplement, dated January 29, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A, Class 2-AX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class 6-A, Class 6-AX, Class B1-I, Class B1X-I, Class B2-I, Class B2X-I, Class B1-II, Class B1X-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,179,596,705.13 as of January 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:
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
                    1.1                        Terms Agreement, dated January 28, 2004, between Structured Asset
                                               Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                                               the Underwriter.

                    4.1                        Trust Agreement, dated as of January 1, 2004, among Structured Asset
                                               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                               Master Servicer, Wells Fargo Bank, National Association, as
                                               Securities Administrator, and HSBC Bank USA, as Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of January 1,
                                               2004, between Lehman Brothers Holdings Inc., as Seller, and
                                               Structured Asset Securities Corporation, as Purchaser.

                    99.2                       Servicing Agreement, dated as of January 1, 2004, between Lehman
                                               Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3                       Transfer Notice, dated as of January 1, 2004, between Colonial
                                               Savings, F.A. and Lehman Brothers Holdings Inc.

                    99.4                       Reconstituted Servicing Agreement, dated as of January 1, 2004, between Bank of America, N.A. and Lehman Brothers Holdings Inc.

                    99.5                       Reconstituted Servicing Agreement, dated as of January 1, 2004, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers
                                               Holdings Inc.

                    99.6                       Reconstituted Servicing Agreement, dated as of January 1, 2004, between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

                    99.7                       Reconstituted Mortgage Loan Servicing Agreement, dated as of January
                                               1, 2004, between IndyMac Bank, F.S.B. and Lehman Brothers Holdings
                                               Inc.

                    99.8                       Reconstituted Servicing Agreement, dated as of January 1, 2004, between Washington Mutual Bank, FA and Lehman Brothers Holdings Inc.

                    99.9                       Reconstituted Servicing Agreement, dated as of January 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings
                                               Inc.

                    99.10                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                                               Colonial Savings, F.A.

                    99.11                      Mortgage Loan Sale and Servicing Agreement, dated December 1, 2003, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

                    99.12                      Flow Mortgage Loan Purchase, Warranties and Servicing Agreement,
                                               dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

                    99.13                      Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

                    99.14                      Flow Interim Servicing Agreement for Conventional Fixed Rate
                                               Residential Mortgage Loans, dated as of February 13, 2001, as amended as of June 27, 2001 and December 1, 2003, by and between
                                               Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

                    99.15                      Servicing Agreement, dated as of September 1, 2003, by and between
                                               Lehman Brothers Bank, FSB and Washington Mutual Bank, F.A.

                    99.16                      Seller's Warranties and Servicing Agreement, dated as of October 1,
                                               2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home
                                               Mortgage, Inc.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Michael C. Hitzmann
                                                -------------------------
                                       Name:    Michael C. Hitzmann
                                       Title:   Vice President

Date:  February 17, 2004

                                                      EXHIBIT INDEX

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Exhibit No.                                             Description                                        Page No.
-----------                                             -----------                                        --------
1.1                       Terms Agreement, dated January 28, 2004, between Structured Asset
                          Securities Corporation, as Depositor, and Lehman Brothers Holdings Inc.,
                          as the Underwriter.

4.1                       Trust Agreement, dated as of January 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
                          Servicer, Wells Fargo Bank, National Association, as Securities
                          Administrator, and HSBC Bank USA, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of January 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

99.3                      Transfer Notice, dated as of January 1, 2004, between Colonial Savings,
                          F.A. and Lehman Brothers Holdings Inc.

99.4                      Reconstituted Servicing Agreement, dated as of January 1, 2004, between
                          Bank of America, N.A. and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of January 1, 2004, between
                          GreenPoint Mortgage Funding, Inc. and Lehman Brothers Holdings Inc.

99.6                      Reconstituted Servicing Agreement, dated as of January 1, 2004, between
                          IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.7                      Reconstituted Mortgage Loan Servicing Agreement, dated as of January 1,
                          2004, between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

99.8                      Reconstituted Servicing Agreement, dated as of January 1, 2004, between
                          Washington Mutual Bank, FA and Lehman Brothers Holdings Inc.

99.9                      Reconstituted Servicing Agreement, dated as of January 1, 2004, between
                          Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

99.10                     Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                          F.A.

99.11                     Mortgage Loan Sale and Servicing Agreement, dated  December 1, 2003, by and between Lehman Brothers Bank, FSB and Bank of America, N.A.

99.12                     Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003, by and between Lehman Brothers Bank, FSB and GreenPoint
                          Mortgage Funding, Inc.

99.13                     Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.14                     Flow Interim Servicing Agreement for Conventional Fixed Rate Residential Mortgage
                          Loans, dated as of February 13, 2001, as amended as of June 27, 2001 and
                          December 1, 2003, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

99.15                     Servicing Agreement, dated as of September 1, 2003, by and between Lehman Brothers
                          Bank, FSB Washington Mutual Bank, F.A.

99.16                     Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage,
                          Inc.

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